SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 26, 1996

                                 NGC CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-11156                     75-2386657
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

        13430 NORTHWEST FREEWAY
            HOUSTON, TEXAS                                          77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400

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                             EXHIBIT INDEX - PAGE 4

ITEM 5.  OTHER EVENTS

         On July 26, 1996, NGC Corporation ("NGC") issued a press release announcing its 1996 second quarter results. A copy of NGC's press release is annexed hereto as Exhibit 1 and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NGC CORPORATION
                                                   (Registrant)


Date:  July 31, 1996                               /s/ KENNETH E. RANDOLPH
                                                       Kenneth E. Randolph
                                                       Senior Vice President and
                                                       General Counsel

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                                  EXHIBIT INDEX

NO.                                                                       PAGE
- ---                                                                       ----

99       Press Release, dated July 26, 1996.                                5

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